UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: October 29, 2021

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On October 29, 2021, NovaBay Pharmaceuticals, Inc. (“NovaBay”, the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with each of the purchasers named therein (the “Purchasers”) that provides for the Company to sell in a private placement (i) an aggregate of 15,000 shares of Series B non-voting convertible preferred stock, par value $0.01 per share (the “Preferred Stock”) convertible into an aggregate of 37,500,000 shares (the “Conversion Shares”) of NovaBay common stock, par value $0.01 (the “Common Stock”) and (ii) Common Stock warrants (the “Warrants”) exercisable for 37,500,000 shares (the “Warrant Shares”) of Common Stock for an aggregate purchase price of $15,000,000 (collectively, the “Private Placement”). Ladenburg Thalmann & Co. Inc. has agreed to serve as placement agent for the Private Placement in exchange for a commission equal to eight percent (8%) of the gross proceeds received by the Company upon the closing of the Private Placement, as well as reimbursement of certain related expenses in an amount not to exceed $60,000. The Company expects to close the Private Placement on or about November 2, 2021, subject to satisfaction of the closing conditions in the Securities Purchase Agreement (the “Placement Closing Date”). A copy of the form of Securities Purchase Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.

The Company previously announced in a Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on September 28, 2021, that it had entered into a Membership Unit Purchase Agreement to acquire DERMAdoctor, LLC (“DERMAdoctor”), and that the consummation of the acquisition transaction was subject to NovaBay completing a financing transaction to raise capital sufficient to fund the purchase price for this acquisition. Pursuant to the Securities Purchase Agreement, the Company agreed to use the net proceeds received from the Private Placement to partially fund the purchase price to acquire DERMAdoctor, and for working capital purposes, and not to use the proceeds (a) for satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for redemption of any Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement), (c) for settlement of any outstanding litigation or (d) in violation of the Foreign Corrupt Practices Act of 1977, as amended, or the regulations promulgated by the Office of Foreign Assets Control of the U.S. Treasury Department.

Securities Purchase Agreement

The Securities Purchase Agreement entered into by the Company and the Purchasers contains representations, warranties, and covenants of the Company and each of the Purchasers, as well as indemnification rights, and other obligations of the parties.

Under the terms of the Securities Purchase Agreement, the Company agreed to reserve and maintain a sufficient number of shares of Common Stock upon the future conversion of the Preferred Stock and exercise of the Warrants in accordance with their terms. The Company agreed that it shall maintain a reserve equal to the full amount of the Conversion Shares from its duly authorized shares of Common Stock that will be issuable upon conversion of the Preferred Stock. After reservation of the Conversion Shares, the Company will not have a sufficient number of authorized shares of Common Stock under its Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to reserve for issuance upon exercise of all of the Warrants. Pursuant to the Securities Purchase Agreement, NovaBay agreed to use commercially reasonable efforts to take the necessary corporate action seek stockholder approval to amend the Certificate of Incorporation to provide for an increase in the number of authorized but unissued shares of Common Stock to allow for the full exercise of the Warrants (the “Authorized Share Increase”).

Since NovaBay’s Common Stock is currently listed on the NYSE American, NovaBay is required to comply with the continued listing rules of the NYSE American Company Guide, and among these requirements are Section 713(a) and (b) of the NYSE American Company Guide. Section 713(a) of the NYSE American Company Guide requires stockholder approval in connection with any transaction, other than a public offering, involving the sale, issuance, or potential issuance, of common stock or securities convertible into common stock, equal to 20.0% or more of presently outstanding stock for less than the greater of book or market value (whichever is greater). Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer. As a result of the significant number of shares of Common Stock that may be issued upon the future conversion of the Preferred Stock and exercise of the Warrants compared to the currently issued and outstanding shares of Common Stock, the Company will be required to obtain stockholder approval in accordance with the NYSE American Company Guide Rule 713(a) and Rule 713(b) (the “Share Conversion Approval”). Pursuant to the Securities Purchase Agreement, the Company agreed to promptly hold a meeting of stockholders within sixty (60) days (or within ninety (90) days in certain circumstances) after the Placement Closing Date for the purpose of obtaining stockholder approval of the Share Conversion Approval, as well as the Authorized Share Increase. To the extent that stockholder approval is not obtained, then the Company will be required to submit these matters for consideration of Company stockholders at subsequent meetings to occur every four (4) months.

Pursuant to the Securities Purchase Agreement, the Company agreed to certain other covenants after the Placement Closing Date, which include:

●
a restriction upon (x) the Company’s issuance of, or entering into any agreement to issue or announce the issuance or proposed issuance of, any shares of Common Stock or Common Stock Equivalents (as defined in the Securities Purchase Agreement), (y) incur, enter into any agreement to incur, or announce the incurrence or propose the incurrence of any indebtedness, or (z) file any registration statement or any amendment or supplement thereto other than in connection with the Private Placement, until ninety (90) days after the later of (i) the Authorized Share Increase and the Share Conversion Approval being approved by stockholders or (ii) the effective date of the initial registration statement registering the Common Stock underlying the Preferred Stock;

●
the payment of partial liquidated damages to the holders of Preferred Stock in certain circumstances, which include when the Company (i) is not in compliance with the public information requirements under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) has not removed restrictive legends within the timing provided for in the Securities Purchase Agreement; and

●
a restriction that the Company would not for a period of one year undertake a reverse or forward stock split or reclassification of the Common Stock without the prior written consent of the Purchasers holding a majority in interest of the shares of Preferred Stock.

The consummation of the Private Placement is subject to the satisfaction or waiver of, among other customary closing conditions, the accuracy of the representations and warranties in the Securities Purchase Agreement, the compliance by the parties with the covenants in the Securities Purchase Agreement, the absence of any legal order barring the Private Placement, no material adverse effect occurred with respect to NovaBay, and no suspension in the trading of the Common Stock. The parties were also provided with customary termination rights, including the right of NovaBay or any Purchaser to terminate the Securities Purchase Agreement if the consummation of the Private Placement has not occurred within five (5) days after the signing.

Description of Preferred Stock

The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Preferred Stock to be issued in the Private Placement are set forth in the NovaBay Pharmaceuticals, Inc. Certificate of Designation of Preferences, Rights and Limitations of the Series B Non-Voting Preferred Stock (the “Certificate of Designation”), which is attached as Exhibit 3.1 to this Current Report on Form 8-K. The Certificate of Designation, in the form attached hereto, will be filed with the Delaware Secretary of State.

Rank

The Preferred Stock will rank as to dividends or distributions of assets upon our liquidation, dissolution or winding up, whether voluntarily or involuntarily, as follows:

●	on par with our Common Stock;
●	senior to any class or series of our capital stock hereafter created specifically ranking by its terms junior to the Preferred Stock; and
●	junior to any class or series of our capital stock hereafter created specifically ranking by its terms senior to the Preferred Stock.

Voting Rights

The holders of shares of Preferred Stock generally will have no voting rights, except as required by law, and except that the consent of the majority of holders of the outstanding Preferred Stock would be required to: (i) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Certificate of Designation, (ii) amend the Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the holders of Preferred Stock, (iii) increase the number of authorized shares of Preferred Stock, and (iv) enter into any agreement with respect to any of the foregoing.

Dividends

The Holders of Preferred Stock will be entitled to receive, and the Company will be required to pay, dividends on shares of the Preferred Stock equal (on an as if converted to Common Stock basis) to and in the same form as dividends actually paid on shares of the Common Stock when, as and if such dividends are paid on shares of the Common Stock. The Preferred Stock will not be entitled to any other dividends.

Conversion and Limitations

Each share of Preferred Stock that NovaBay issues in the Private Placement is convertible at a current conversion price of $0.40 into 2,500 shares of Common Stock, or an aggregate of 37,500,000 shares of Common Stock, subject to limitations upon conversion, including until such time as the Share Conversion Approval is obtained by the Company. Until the Share Conversion Approval occurs, the holders of Preferred Stock may convert their shares only up to an aggregate of 8,984,178 shares of Common Stock, which is 19.99% of outstanding shares of Common Stock immediately prior to the Placement Closing Date. Pursuant to the Certificate of Designation, the Preferred Stock is subject to another limitation upon conversion of the Preferred Stock to the extent that, after giving effect to such conversion, the holder of such Preferred Stock (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates), would beneficially own in excess of 4.99% or 9.99% of the outstanding Common Stock.

Dilution Protection

In the event the Company, at any time after the Placement Closing Date and while at least one share of Preferred Stock is outstanding: (i) pays a dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of the Preferred Stock or any debt securities); (ii) subdivides outstanding shares of Common Stock into a larger number of shares; (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each case the conversion price of the Preferred Stock shall be adjusted as provided in the Certificate of Designation. Any adjustment made pursuant to the Certificate of Designation shall become effective immediately after the effective date of the applicable event described in subsections (i) through (iv) above. In addition, if the Company at any time while the Preferred Stock is outstanding sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock or any securities of the Company or any of its subsidiaries which would entitle the holder thereof to acquire Common Stock at an effective price per share that is lower than the then conversion price of the Preferred Stock, then the conversion price of the Preferred Stock will be reduced to such lower price, which is referred to as a “full-ratchet” anti-dilution protection. This full-ratchet anti-dilution protection is subject to termination as provided in the Certificate of Designation upon the earlier of: (1) the Common Stock achieving an average trading price during any 10 days during a 30-consecutive trading day period that is 250% of the conversion price of the Preferred Stock and the trading volume during such period exceeds $500,000 per trading day; provided that the registration statements that the Company will file pursuant to the Registration Rights Agreement (defined below) to be entered into in the Private Placement, remain effective during this measurement period; or (2) 75% of the Preferred Stock issued having been converted. The holders of Preferred Stock do not have any preemptive rights as a result of their ownership of Preferred Stock.

Liquidation Preference

In the event of the Company’s liquidation, dissolution or winding up, the holders of Preferred Stock will be entitled to receive the same amount as a holder of Common Stock.

Description of Warrants

The terms of the Warrants to be issued in the Private Placement shall be as set forth in the form of Warrant attached as Exhibit 4.1 to this Current Report on Form 8-K. The Warrants will have an exercise price equal to $0.53, subject to customary anti-dilution adjustments as provided in the Warrant. The Warrants, however, will not be exercisable into the Warrant Shares unless and until the Share Conversion Approval and the Authorized Share Increase are approved by stockholders (“Initial Exercise Date”). After the Initial Exercise Date, the Warrant will remain exercisable for a period of six (6) years thereafter. The Warrants are subject to a provision prohibiting the exercise of such Warrants to the extent that, after giving effect to such exercise, the holder of such Warrant (together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates), would beneficially own in excess of 4.99% or 9.99% of the outstanding Common Stock. The Warrants do not have any preemptive rights or a preference upon any liquidation, dissolution or winding-up of the Company.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers to register the Conversion Shares and Warrant Shares. A form of the Registration Rights Agreement is attached to this Form 8-K as Exhibit 10.1. Pursuant to the terms of the Registration Rights Agreement, the Company will be required to file an initial registration statement with the Commission covering the resale of the Conversion Shares no later than 30 days after the Placement Closing Date and to use best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than sixty (60) days (or ninety (90) days in certain circumstances) after the Placement Closing Date. Additionally, the Company is required to file a second registration statement with the Commission covering the resale of the Warrant Shares no later than 30 days after the Authorized Share Increase and the Share Conversion Approval are approved, and to use best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than sixty (60) days (or ninety (90) days in certain circumstances) thereafter.

The Private Placement Exemption

The Preferred Stock, Warrants, Conversion Shares and Warrants Shares, each to be issued by the Company pursuant to the Securities Purchase Agreement, Preferred Stock or Warrants, as applicable, have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws. No form of general solicitation or general advertising was conducted in connection with the issuance. The Securities contain (or will contain, where applicable) restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom. The disclosure contained in this Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the Commission.

***

The form of Securities Purchase Agreement, the form of Certificate of Designation, the form of Warrant and the form of Registration Rights Agreement (the “Transaction Documents”) were provided to the Purchasers with information regarding their terms, and they are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of such agreements as of a specific date and were solely for the benefit of the parties to such agreements. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

The foregoing summaries of the material terms of the Transaction Documents are not complete and are qualified in their entirety by reference to the full text thereof, copies of which are filed herewith as Exhibits 1.1, 3.1, 4.1 and 10.1, respectively, and incorporated by reference herein.

Item 3.02     Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding the unregistered sale of the Preferred Stock, Warrants, Conversion Shares and Warrants Shares are incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws, Change in Fiscal Year.

The statements in Item 1.01 above describing the Certificate of Designation, which the Company is filing with the Delaware Secretary of State on November 1, 2021, are incorporated by reference into this Item 5.03.

Item 8.01     Other Events

On November 1, 2021, the Company issued a press release announcing the Private Placement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Language Concerning Forward-Looking Statements

This report contains forward looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements about the commercial progress and future financial performance of the Company as well as the Private Placement and Acquisition. This Current Report on Form 8-K contains forward-looking statements that are based upon management’s current expectations, assumptions, estimates, projections and beliefs. These statements include, but are not limited to, statements regarding our current product offerings and marketing efforts, the financial impact of the Private Placement, including the use of proceeds, and the Acquisition, our partnerships, and any future revenue that may result from selling our products, as well as generally the Company’s expected future financial results. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in or implied by these forward-looking statements. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this Current Report on Form 8-K, are detailed in the Company’s latest Form 10-K, subsequent Forms 10-Q and/or Form 8-K filings with the Commission, especially under the heading “Risk Factors.” The forward-looking statements in this Current Report on Form 8-K speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
1.1*	Form of Securities Purchase Agreement
3.1	Certificate of Designation for the Series B Preferred Stock
4.1	Form of Common Stock Warrant
10.1	Form of Registration Rights Agreement
99.1	Press Release, dated November 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules and exhibits were omitted as well as certain confidential portions of the agreements by means of marking such portions with brackets (due to such confidential portions are not material and would be competitively harmful if publicly disclosed) pursuant to Item 601 of Regulation S-K promulgated by the Commission. The Company agrees to supplementally furnish a copy of any omitted schedule, exhibit or confidential portions to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin M. Hall
Justin M. Hall
Chief Executive Officer and General Counsel

Dated: November 1, 2021